SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Suite 4000 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Waste Management, Inc. (the “Company”) held on May 10, 2012, a total of 414,117,241 shares of the Company’s common stock, out of a total of 462,671,022 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. The proposals set forth below were voted on by the Company’s stockholders at the Annual Meeting, and each of proposals 1, 2, 3 and 4 were approved by the Company’s stockholders. Both of stockholder proposal 5 and stockholder proposal 6 were not approved by the Company’s stockholders.

1.	Election to the Company’s Board of Directors of the following nine director nominees:

Name	Number of Affirmative Votes	Number of Negative Votes	Abstentions	Broker Non-Votes
Bradbury H. Anderson	339,215,730	4,786,877	349,357	68,701,558
Pastora San Juan Cafferty	335,674,347	8,320,799	356,818	68,701,558
Frank M. Clark, Jr.	339,090,347	4,913,589	348,028	68,701,558
Patrick W. Gross	294,102,175	49,750,409	499,380	68,701,558
John C. Pope	321,321,852	22,653,560	376,552	68,701,558
W. Robert Reum	339,081,658	4,885,153	385,153	68,701,558
Steven G. Rothmeier	334,275,985	9,684,600	391,379	68,701,558
David P. Steiner	335,898,819	8,064,031	389,114	68,701,558
Thomas H. Weidemeyer	341,396,061	2,600,450	355,453	68,701,558

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012:

For	Against	Abstentions
408,070,676	4,543,762	439,084

3.	Approval, by non-binding vote, of the Company’s executive compensation as described in the Company’s 2012 proxy statement:

For	Against	Abstentions	Broker Non-Votes
330,944,617	10,250,721	3,156,626	68,701,558

4.	Approval of an amendment to the Company’s Employee Stock Purchase Plan to increase the number of shares authorized for issuance under the Plan:

For	Against	Abstentions	Broker Non-Votes
339,353,603	4,432,316	566,045	68,701,558

5.	Stockholder proposal relating to a stock retention policy requiring senior executives to retain a significant percentage of stock acquired through equity pay programs until one year following termination of employment:

For	Against	Abstentions	Broker Non-Votes
81,103,153	262,359,192	889,619	68,701,558

6.	Stockholder proposal to amend the Company’s By-laws and other governing documents to give stockholders of the lowest percentage of the Company’s outstanding Common Stock permitted by law the power to call special stockholder meetings:

For	Against	Abstentions	Broker Non-Votes
15,488,145	328,040,374	823,445	68,701,558

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: May 14, 2012	By:	/s/ Rick L Wittenbraker
Rick L Wittenbraker
Senior Vice President

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